SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event recorded) October 2, 1997





                           CPI CORP.
________________________________________________________________
    (exact name of registrant as specified in its charter)



        Delaware                 0-11227          43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)            Number)        Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants's telephone number including area code:(314)231-1575




________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 2, 1997, CPI Corp. issued the following press release announcing the selling of its minority interest in the Fox Photo
Joint Venture to Eastman Kodak Company.

     CPI TO SELL ITS MINORITY INTEREST IN FOX PHOTO JOINT VENTURE
     TO KODAK

     ST. LOUIS, MO., October 2, 1997 - CPI Corp. (NYSE-CPY) and Eastman Kodak Company (NYSE-EK) today announced that CPI will sell to Kodak its minority stake in the Fox Photo, Inc. joint venture the two companies formed on October 4, 1996.

     Under terms of the agreement, Kodak - owner of a 51% interest in the venture - will purchase CPI's 49% interest with a $43.9 million note due on January 4, 1999, and a $10 million cash payment at the time of closing, accelerating the terms of the original agreement. In addition, CPI has agreed to a "non-compete" clause for a period of two years.

     CPI Corp. and Kodak mutually arrived at this decision in order to facilitate Fox Photo's ability to more rapidly test new concepts in consumer imaging products and services.

     "When we entered the joint venture with Kodak, we felt that we had the luxury of time to develop a viable new retailing concept," said Alyn V. Essman, chairman and chief executive officer of CPI. "However, given the feverish pace of change taking place in the photofinishing industry, we have concluded that retail implementation of the business - in the overall context of the Kodak plan - could be best managed if it were directed by just one party.
     Consequently, we and Kodak decided to accelerate the option providing for Kodak's purchase of CPI's position in the venture."

     David P. Biehn, president of Kodak's Consumer Imaging business, concurs with Essman regarding the need to move more rapidly. "A joint-venture structure simply did not allow Kodak and CPI to move with sufficient speed in testing new concepts and then making those concepts broadly available to independent photospecialty retailers as a way of stimulating broader growth for the category as a whole, Kodak's fundamental reason for retail participation," said Biehn. "As a consequence, the business strategy is best implemented under single ownership. Kodak's intent remains unchanged."

     Once a concept proves viable, Kodak will make it broadly available to independent photographic retailers through its co-branded retail identity program. Several retailers have already announced participation in the program and dozens of others are in discussions with Kodak.

     Biehn announced that Ted deBuhr, president of Fox Photo, Inc., will manage the Fox Photo chain as a wholly-owned Kodak subsidiary, reporting to Peter D. Fitzgerald, General Manager, Worldwide Consumer Imaging Services and a vice president of Kodak.

     Although the formal date for the completion of the transaction is October 2, 1997, administrative activities provided to Fox by CPI will phase out over the next six months. "Beyond that, we expect to maintain our long-standing productive relationship with Kodak as we continue to explore new applications of imaging technology," said Essman.

     CPI is a consumer services company with $467.0 million in fiscal 1996 sales, operating 1,024 Sears Portrait Studios in the U.S., Puerto Rico and Canada, and 155 Prints Plus wall decor stores.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

A.  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

    Not applicable.

B.  PRO FORMA FINANCIAL INFORMATION

    On October 4, 1996, CPI Corp. and its subsidiaries, Consumer Programs Holding, Inc. and Consumer Programs Incorporated, ("collectively "CPI" or "the Company") sold 51% of the outstanding shares of Fox Photo, Inc. ("Fox") to Eastman Kodak Company ("Kodak") for $56.1 million in cash (the "Joint Venture Transaction"). On the same date, the Company entered into collateral agreements with Fox and Kodak, including agreements under which the Company provided certain administrative services (the "Services Agreement") and management services (the "Consulting Agreement") to Fox.
    On October 2, 1997, the Company sold its remaining 49% interest in Fox to Kodak for a $43.9 million non-interest bearing promissory note due on January 4, 1999 (the "Disposition Transaction"). In conjunction with the Disposition Transaction, the Consulting Agreement was canceled and the Company entered into a two-year Noncompetition and Nonsolicitation Agreement (the
    "Noncompete Agreement") with Fox under which the Company agreed not to engage in the retail photo finishing business and, subject to certain exceptions, not to employ Fox employees without consent. The Company received $10 million cash consideration for entering into the Noncompete Agreement. The Company and Fox also agreed to terminate all services provided under the Services Agreement and thereby cancel the Services Agreement not later than March 31, 1998.

    As previously reported, on November 12, 1996, the Company completed a Dutch Auction tender offer (the "Dutch Auction") to repurchase 2,250,000 shares of its common stock for $43.6 million using cash proceeds from the Joint Venture
    Transaction.

    The following unaudited Pro Forma Consolidated Financial Statements have been prepared to reflect the Joint Venture Transaction, the Disposition Transaction, the Noncompete Agreement, the termination of the Consulting Agreement and the Services Agreement and the Dutch Auction and are based on historical information which has been adjusted to reflect the above described transactions as if they had occurred on February 4, 1996 and February 2, 1997, the beginning of the periods presented with respect to the income statement date, and as of July 19, 1997, with respect to the balance sheet date. The assumptions on which the pro forma financial information is based are further described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements. The historical statements are included in the Company's Annual Report on Form 10-K for the year ended February 1, 1997 (the Company's 1996 Annual Report) and in the Unaudited Consolidated Financial Statements included in the Company's Quarterly Report on Form 10-Q for the period ended
    July 19, 1997. More comprehensive financial information is included in such reports and the financial information which follows is qualified in its entirety by references to such reports and all of the financial statements and related notes contained therein. The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the consolidated historical information and do not purport to be indicative of the results that would actually have been obtained had the Joint Venture Transaction, the Disposition Transaction, the Dutch Auction and the Noncompetition Agreement been consummated and the Consulting Agreement and the Services Agreement been terminated at the dates indicated or that may be obtained in the future. The Joint Venture Transaction and the Disposition Transaction together are referred to in the Unaudited Pro Forma Consolidated
    Financial Statements as the "Photofinishing Transaction".

CPI CORP. PRO FORMA-CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited) (in thousands of dollars except per share amounts)
Twenty-four weeks ended July 19, 1997
                                     Photo-
                                     finishing                        Non-
                          Unaudited  Trans-     Consulting Service    compete
                          Historical action     Agreement  Agreement  Agreement  Pro Forma

Net sales                 $138,668   $   --     $   --     $   --     $   --     $138,668

Costs and expenses:
 Cost of sales (exclusive
  of depreciation expense)  24,354       --         --         --         --       24,354
 Selling, administrative
  and general expenses      99,317       --          462 i    1,506 k     --      101,285
 Depreciation               12,590       --         --          (23)j     --       12,567
 Amortization                  941       --         --         --         --          941
                          ---------  ---------  ---------  ---------  ---------  ---------
Income from operations       1,466       --         (462)    (1,483)      --         (479)
Net interest expense
 (income)                    1,515     (1,362)f     --         --         (166)m      (13)
Interest in joint
 venture loss               (1,830)     1,830 d     --         --         --         --
Gain on sale of interest
 in Photofinishing segment    --         --         --         --         --         --
Other income                   249       --         --         --        2,308 l    2,557
                          ---------  ---------  ---------  ---------  ---------  ---------
Earnings before
 income taxes               (1,630)     3,192       (462)    (1,483)     2,474      2,091
Income tax expense            (603)     1,181 n     (171)n     (549)n      915 n      773
                          ---------  ---------  ---------  ---------  ---------  ---------
Net earnings                (1,027)     2,011       (291)      (934)     1,559      1,318
                          =========  =========  =========  =========  =========  =========

CPI CORP. PRO FORMA-CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited) (in thousands of dollars except per share amounts)
Twenty-four weeks ended July 19, 1997 (continued)
                                     Photo-
                                     finishing                        Non-
                          Unaudited  Trans-     Consulting Service    compete
                          Historical action     Agreement  Agreement  Agreement  Pro Forma


Net earnings                (1,027)     2,011       (291)      (934)     1,559      1,318
                          =========  =========  =========  =========  =========  =========

Earnings per common share:
   Net earnings               (.09)      0.17      (0.02)     (0.08)      0.13       0.11
                          =========  =========  =========  =========  =========  =========

Weighted average number
 of common and common
 equivalent shares
 outstanding                11,878     11,878     11,878     11,878     11,878     11,878
                          =========  =========  =========  =========  =========  =========

CPI CORP. PRO FORMA-CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited) (in thousands of dollars except per share amounts)
Fifty-two weeks ended February 1, 1997
                                     Photo-
                                     finishing                        Non-
                                     Trans-     Consulting Service    compete
                          Historical action     Agreement  Agreement  Agreement  Pro Forma
Net sales                 $467,034  ($114,518)c $   --     $   --     $   --     $352,516
Costs and expenses:
 Cost of sales (exclusive
  of depreciation expense) 110,013    (46,418)c     --         --         --       63,595
 Selling, administrative
  and general expenses     298,703    (58,096)c      327 i    1,275 k     --      242,209
 Depreciation               34,454     (9,098)c     --          (50)j     --       25,306
 Amortization                3,492       --         --         --         --        3,492
                          ---------  ---------  ---------  ---------  ---------  ---------
Income from operations      20,372       (906)      (327)    (1,225)      --       17,914
Net interest expense
 (income)                    3,769     (2,951)f     --         --         (540)m      168
                                       (1,928)g
                                        1,818 h
Interest in joint
 venture loss                 (485)       485 d     --         --         --         --
Gain on sale of interest
 in Photofinishing segment   6,180     (6,180)e     --         --         --         --
Other income                   501       --         --         --        5,000 l    5,501
                          ---------  ---------  ---------  ---------  ---------  ---------
Earnings before
 income taxes               22,799     (3,540)      (327)    (1,225)     5,540     23,247
Income tax expense           8,436     (1,310)n     (121)n     (453)n    2,050 n    8,602
                          ---------  ---------  ---------  ---------  ---------  ---------
Net earnings                14,363     (2,230)      (206)      (772)     3,490     14,645
                          =========  =========  =========  =========  =========  =========

CPI CORP. PRO FORMA-CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited) (in thousands of dollars except per share amounts)
Fifty-two weeks ended February 1, 1997 (continued)
                                     Photo-
                                     finishing                        Non-
                                     Trans-     Consulting Service    compete
                          Historical action     Agreement  Agreement  Agreement  Pro Forma


Net earnings                14,363     (2,230)      (206)      (772)     3,490     14,645
                          =========  =========  =========  =========  =========  =========

Earnings per common share:
   Net earnings               1.06      (0.19)     (0.02)     (0.07)      0.30       1.24
                          =========  =========  =========  =========  =========  =========

Weighted average number
 of common and common
 equivalent shares
 outstanding                13,518     11,781     11,781     11,781     11,781     11,781
                          =========  =========  =========  =========  =========  =========

CPI CORP. PRO FORMA CONSOLIDATED BALANCE SHEET
(unaudited) (in thousands of dollars)
                                 07/19/97    Adjust    07/19/97
ASSETS
Current assets:
 Cash                         $    603   $   --        $    603
 Short-term investments         11,416      1,800 a      23,216
                                           10,000 b
 Receivables, less allowance
  of $536                       15,258       --          15,258
 Inventories                    18,555       --          18,555
 Refundable income taxes         3,742       --           3,742
 Prepaid expenses and other
  current assets                10,923       --          10,923
                              ---------  ---------     ---------
    Total current assets        60,497     11,800        72,297
Net property and equipment     129,259                  129,259
 Note receivable                  --       40,154 a      40,154
 Investment in Fox joint
  venture                       46,276    (46,276)a        --
Other assets:
 Intangible assets, net            686       --             686
 Other long-term assets          5,671       --           5,671
                              ---------  ---------     ---------
Total assets                  $242,389   $  5,678      $248,067
                              =========  =========     =========
LIABILITIES
Current liabilities;
 Current maturities of
  long-term obligations          1,236       --           1,236
 Accounts payable               16,940       --          16,940
 Accrued expenses and
  other liabilities             18,193       --          18,193
 Deferred income taxes, net        287       --             287
                              ---------  ---------     ---------
    Total current liabilities   36,656       --          36,656
Long-term obligations less
 current maturities             60,108       --          60,108
Other liabilities                3,551     10,000 b      13,551
Deferred income taxes, net       6,442     (1,599)a       4,843
                              ---------  ---------     ---------
    Total liabilities         $106,757   $  8,401      $115,158

Stockholders' equity           135,632     (2,723)a     132,909
                              ---------  ---------     ---------
    Total liabilities and
     stockholders' equity     $242,389   $  5,678      $248,067
                              =========  =========     =========

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


a. Entry to: reflect the purchase price as adjusted; eliminate the investment in Fox joint venture; record the estimated transaction cost; record severance cost for certain administrative personnel; and record the loss on the sale of the investment in Fox joint venture, net of taxes as follows:

                                                   07/19/97
    Investment in Fox joint venture                $ 46,276
    Note receivable from Fox joint
     venture which was paid in cash                   4,000
                                                   ---------
    Net assets sold                                  42,276

    Note receivable due January 4, 1999              43,900
    Discount to reflect net present value
     at 7.35%                                        (3,746)
                                                   ---------
    Net value received                               40,154

    Estimated severance for certain
     administrative personnel                        (2,000)
    Estimated transaction costs                        (200)
                                                   ---------
    Net value received, adjusted for costs           37,954

    Loss on transaction before taxes                  4,322
    Tax benefit                                       1,599
                                                   ---------
    Net loss on transaction                        $  2,723
                                                   =========

b.  Entry to reflect Noncompetition and Nonsolicitation
    Agreement.

c. Entry to eliminate the Photofinishing segment which was sold.

d.  Entry to eliminate interest in joint venture income (loss).

e. Entry to eliminate the gain on sale of interest in the Photofinishing segment in 1996.

f. Entry to record imputed interest income on the note receivable from Kodak.

g. Entry to record interest income on cash received from sales of 51% interest in Fox to Kodak in 1996.

h.  Entry to record interest expense on cash used to purchase
    2,250,000 shares of CPI Corp. common stock for $43.6 million on November 22, 1996.

i. Entry to eliminate consulting income derived from agreement with the Fox joint venture.

j. Entry to reduce depreciation expense on certain assets to be disposed.

k. Entry to record estimated unabsorbed overhead for certain administrative expense due to the loss of the administrative services agreement with the Fox joint venture.

l. Entry to record the amortization of the Noncompetition and Nonsolicitation Agreement.

m. Entry to record interest income on the $10.0 million cash proceeds from the Noncompetition and Nonsolicitation
    Agreement.

n. Entry to adjust income taxes to reflect changes in taxable income resulting from adjusting entries.

o. Weighted average number of common and common equivalent shares outstanding have been adjusted to reflect the 2,250,000 share Dutch Auction Stock Tender Offer completed
    November 12, 1996 as if it had occurred on February 4, 1996.

C.  EXHIBITS

    Exhibit 2  -  PLAN OF ACQUISITION, REORGANIZATION,
                  ARRANGEMENT, LIQUIDATION OR SUCCESSION

                  2.1  Stock Purchase Agreement


    Exhibit 99 -  ADDITIONAL EXHIBITS

                  99.1 Noncompetition and Nonsolicitation
                       Agreement

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                              /s/ Barry Arthur
                                  -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  October 17, 1997

                            EXHIBIT INDEX


Exhibit 2  - PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT,
             LIQUIDATION OR SUCCESSION

             2.1   Stock Purchase Agreement

Exhibit 99 - ADDITIONAL EXHIBITS

             99.1  Noncompetiion and Nonsolicitation Agreement